Exhibit 10.84

Defense Threat Reduction Agency
8725 John J. Kingman Road, MSC 6201
Fort Belvoir, VA 22060-6201

Contract Number HDTRA1-10-C-0079
between
Defense Threat Reduction Agency
and
AVI BioPharma, Inc

June 4, 2010

Dear Mr. David Boyle,

This letter constitutes a contract on the terms set forth herein and signifies the intention of the Defense Threat Reduction Agency to execute a formal Cost-Plus-Fixed-Fee Contract with AVI BioPharma, Inc.  Services shall be provided as set forth in Attachments 1, 2, and 3, which are incorporated into and made a part of this Letter Contract, upon the terms and conditions therein stated.

You are hereby directed in accordance with FAR 52.216-23 clause entitled, “Execution and Commencement of Work” to proceed with performance of the work, effective immediately, and pursue such work with all diligence to the end that the services may be performed within the time and funds specified in Attachment 1.

Please indicate your acceptance of the forgoing by signing three copies of this letter and returning this letter to the following email address: victor.cramer@dtra.mil

Sincerely,

/s/ Victor.E. Cramer
Victor.E. Cramer
Contracting Officer

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LETTER CONTRACT HDTRA1-10-C-0079

The contractor agrees to furnish and deliver all items or perform all services set forth above for the consideration stated above.  The rights and obligations of the parties to this letter contract shall be subject to and governed by the terms and conditions set forth above.

Executed as of the date shown below:

/s/ J. David Boyle II	June 4, 2010
J. David Boyle II, Sr. Vice President and CFO	Date
AVI BioPharma

Attachments:

1.   Terms and Conditions

2.   Statement of Work (provided under separate cover)

3.   CDRLs

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ATTACHMENT 1

1.     EFFECTIVE DATE:  The effective date of this letter contract is the same date as the contracting officer’s signature.

2.     CONTRACT TYPE:  Cost-Plus-Fixed-Fee.

3.     DESCRIPTION:   Supplies/services are to be provided in accordance with the Statement of Work (SOW), entitled “AVI BioPharma Project - H1N1 Countermeasure Development” dated 19 May 2010.

4.     CEILING PRICE:  $18,000,000.00 NTE

5.     The anticipated contract line item number (CLIN) Structure is:

CLIN 0001 Work to be performed IAW SOW 1 Lot	$[†]
CLIN 000101 Information - Funding
ACRN AA applies
CLIN 0002 CDRLs	NSP

6.     DELIVERY SCHEDULE:  See attached Statement of Work.

7.     PERIOD OF PERFORMANCE:  The period of performance of this letter contract commences with the effective date cited in paragraph 1 of this attachment and concludes twelve months thereafter.

8.     INSPECTION AND ACCEPTANCE TERMS:  Supplies/services will be inspected/accepted at destination by the Government.

252.246-9000 INSPECTION AND ACCEPTANCE:

The Contracting Officer’s Representative (COR) or Project Manager shall be responsible for inspection and acceptance of all work to be performed at any and all times during this contract in accordance with FAR 52.246-8 Inspection of Research and Development — Cost Reimbursement.  Government inspection and acceptance of data shall be as specified on the Contract Data Requirements List, DD Form 1423, Exhibit A to the Contract.

9.     CONTRACT ADMINISTRATION: Fiscal Year (FY) 2010 Research Development Test & Evaluation (RDT&E) funds in the amount of $[†] have been obligated for this letter contract.  Pursuant to the Department of Defense Federal Acquisition Regulation (FAR) Supplement, additional funding for this letter contract shall not be obligated until the Government receives a fully supportable and auditable proposal.

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ACCOUNTING AND APPROPRIATION DATA

AA:         9700400.2620 1000 B63D 255999 BD33747000 S49012

AMOUNT:      $[†]

252.201-9001 CONTRACTING OFFICE POINT OF CONTACT (POC)

The POC in the Procuring Contracting Office for this contract action is Victor E. Cramer, Contracting Officer, DTRA BE-BCRC, telephone number (703) 767-8769, email address: victor.cramer@dtra.mil.

252.201-9002 CONTRACTING OFFICER’S REPRESENTATIVE

a.     The Contracting Officer’s Representative for this contract is:

Heather A. Manley, PhD

Transformational Medical Technologies (TMT)

Defense Threat Reduction Agency

8725 John J. Kingman Road, MS 6201

Fort Belvoir, VA  22060-6201

Telephone (703) 767-6281

Email address: heather.manley@dtra.mil

b.     The COR will act as the Contracting Officer’s Representative for technical matters providing technical direction and discussion as necessary with respect to the specification/statement of work and monitoring the progress and quality of the Contractor’s performance.  The COR is NOT an Administrative Contracting Officer (ACO) and does not have the authority to take any action, either directly or indirectly that would change the pricing, quality, quantity, place of performance, delivery schedule, or any other terms and conditions of the contract, or to direct the accomplishment of effort, which goes beyond the scope of the specifications/statement of work in the contract.

c.     When, in the opinion of the Contractor, the COR requests effort outside the existing scope of the contract, the Contractor shall promptly notify the Contracting Officer in writing.  No action shall be taken by the Contractor under such direction until the Contracting Officer has issued a modification to the Contract or has otherwise resolved the issue.

252.204-9002	PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (REF: DFARS 204.7107)

Payment shall be made from ACRN AA until fully expended.  Payment shall then be made from ACRN AB.

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252.232-9012 WIDE AREA WORK FLOW (WAWF) — RECEIPT AND ACCEPTANCE (RA) INSTRUCTIONS

(a) As prescribed in DFARS clause 252.232-7003 Electronic Submission of Payment Requests (Jan 2004), Contractors must submit payment requests in electronic form.  Paper copies will no longer be accepted or processed for payment unless the conditions of DFARS clause 252.232- 7003(c) apply.  To facilitate this electronic submission, the Defense Threat Reduction Agency (DTRA) has implemented the DoD sanctioned Wide Area WorkFlow-Receipt and Acceptance (WAWF-RA) for contractors to submit electronic payment requests and receiving reports.  The contractor shall submit electronic payment requests and receiving reports via WAWF-RA. Vendors shall send an email notification to the Contracting Officer Representative (COR), Program/Project Manager or other government acceptance official identified in the contract by clicking on the Send More Email Notification link upon submission of an invoice/cost voucher in WAWF-RA.  To access WAWF, go to https://wawf.eb.mil//.

(b) Definitions:

Acceptor:  Contracting Officer’s Representative, Program/Project Manager, or other government acceptance official as identified in the contract/order.

Pay Official:  Defense Finance and Accounting Service (DFAS) payment office identified in the contract/order.

SHIP To/Service Acceptor DoDAAC:  Acceptor DoDAAC or DCMA DoDAAC (as specified in the contract/order).

DCAA Auditor DoDAAC:  Used when DCAA invoice approval is required by the contract/order and the field is marked as mandatory in WAWF-RA.  (Click the DCAA Audit Office Locator Link in WAWF-RA and enter zip code of your CAGE code address).

(c) WAWF-RA Contractor Input Information - ** IMPORTANT! **

The contractor shall use the following information in creating electronic payment requests in WAWF-RA:

Invoice Type in WAWF-RA:

If billing for Materials Only, select “Combo”

If billing for Materials and Service, select “Combo”

If billing for Services Only, select “2-n-1 (Services Only)”

If billing for Cost Type/Reimbursable Contracts, select “Cost Voucher”

(**Cost Vouchers are only used when contracts/orders require invoices be sent to DCAA for approval.**)

SF 26, SF 33, SF 1449 and DD 1155

Invoice Type: Invoice and Receiving Report:

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Description	SF 26	SF 33	SF 1449	DD 1155
	Located in Block/Section

Contract Number	2	2	2	1
Delivery Order	See Individual Order		4	2
Cage Code	7	15a	17a	9
Paying Office	12	25	18a	15
Inspection	Section E (except SF 1449, See Entitled): INSPECTION AND ACCEPTANCE
Acceptance	Section E (except SF 1449, See Entitled): INSPECTION AND ACCEPTANCE
Issue Date	3	5	3	3
Issue By DoDAAC	5	7	9	6
Admin DoDAAC	6	24	16	7
Ship to Code	6	24	16	7
Ship to Extension	11	Section F: Deliveries or Performance	15	14
Services or Supplies	Based on majority of requirement as determined by monetary value
Shipment Number	Contractor Shipment Number, Invoice Number (supplies) or period of performance (service). Refer to Appendix F-301 of the DoD FAR Supplement for creating Shipment Numbers.
Final Invoice?	Changing “N” (no) to “Y” (yes) will terminate your ability to invoice against this contract and deobligated remaining funds. Change “N” to “Y” for the final invoice ONLY.

(d) Final Invoices/Vouchers -Final Payment shall be made in accordance with the Federal Acquisition Regulation (FAR) 52.216-7, entitled “Allowable Cost and Payment.”

Invoices - Invoice 2-n-1 (Services Only) and Invoice and Receiving Report (Combo)

Select the “Y” selection from the “Final Invoice?” drop-down box when submitting the final invoice for payment for a contract. Upon successful submission of the final invoice, click on the Send More Email Notifications link to send an additional email notification to the Contracting Officer Representative (COR), Program/Project Manager or other government acceptance official identified in the contract.

Cost Vouchers - Once the final DCAA audit is complete for cost reimbursable contracts and authorization is received to submit the final cost voucher, select the “Y” selection from the “Final Voucher” drop-down box when submitting the final cost voucher. Upon successful

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submission of the final cost voucher, click on the Send More Email Notifications link to send an additional email notification to the following email address: finalcostvouchers@dtra.mil

(e)  WAWF Training may be accessed online at http://www.wawftraining.com//.  To practice creating documents in WAWF, visit practice site at https://wawftraining.eb.mil//.  Payment information may be accessed using the DFAS website at http://www.dod.mil/dfas//. Your purchase order/contract number or invoice will be required to check status of your payment. Note:  For specific invoice related inquiries email: wawfvendorpay@dtra.mil.  Vendors shall forward any additional DTRA related WAWF questions to wawfhelp@dtra.mil.

10.  SPECIAL CONTRACT REQUIREMENTS:

252.204-9000 OFFICIAL DTRA ADDRESSES IN THE NATIONAL CAPITAL REGION (NCR)

DTRA has 2 official mailing addresses in the NCR. Due to heightened security measures, hand-carried packages cannot be accepted, therefore contractors are to select one address below based on the method of mailing.

1.     The official United States Postal Service (USPS) mailing address for DTRA:

Defense Threat Reduction Agency

Attn:  Dr. Heather A. Manley/TMTP*

8725 John J. Kingman Rd. Stop 6201

Fort Belvoir, VA 22060-6201

2.     DTRA cannot accept packages delivered via commercial express and ground carrier to any address other than the one listed below. For all incoming packages to DTRA activities in the Washington DC area (this includes packages sent via Federal Express, DHL, Airborne, UPS and other commercial carriers), use the following address:

Defense Threat Reduction Agency

Attn: Dr. Heather A. Manley/TMTP*

6200 Meade Road

Fort Belvoir, VA 22060-5264

Note: This address shall also be used in all contracts for delivery of supplies/materials.

* Mail sent without an office symbol may be misdirected within DTRA. Please use the most current office symbol assigned. If an office symbol changes during the term of this contract, the contracting officer may advise of this change via letter in lieu of a contract modification.

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11. CONTRACT CLAUSES

52.216-23       EXECUTION AND COMMENCEMENT OF WORK (APR 1984)

The Contractor shall indicate acceptance of this letter contract by signing three copies of the contract and returning them to the Contracting Officer not later than June 4, 2010. Upon acceptance by both parties, the Contractor shall proceed with performance of the work, including purchase of necessary materials.

(End of clause)

52.216-24       LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $[†] dollars.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is $[†] dollars.

(End of clause)

52.216-26       PAYMENTS OF ALLOWABLE COSTS BEFORE DEFINITIZATION (DEC 2002)

(a) Reimbursement rate. Pending the placing of the definitive contract referred to in this letter contract, the Government will promptly reimburse the Contractor for all allowable costs under this contract at the following rates:

(1) One hundred percent of approved costs representing financing payments to subcontractors under fixed-price subcontracts, provided that the Government’s payments to the Contractor will not exceed 80 percent of the allowable costs of those subcontractors.

(2) One hundred percent of approved costs representing cost-reimbursement subcontracts; provided, that the Government’s payments to the Contractor shall not exceed 85 percent of the allowable costs of those subcontractors.

(3) Eighty-five percent of all other approved costs.

(b) Limitation of reimbursement. To determine the amounts payable to the Contractor under this letter contract, the Contracting Officer shall determine allowable costs in accordance with the applicable cost principles in Part 31 of the Federal Acquisition Regulation (FAR). The total reimbursement made under this paragraph shall not exceed 85 percent of the maximum amount of the Government’s liability, as stated in this contract.

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(c) Invoicing. Payments shall be made promptly to the Contractor when requested as work progresses, but (except for small business concerns) not more often than every 2 weeks, in amounts approved by the Contracting Officer.  The Contractor may submit to an authorized representative of the Contracting Officer, in such form and reasonable detail as the representative may require, an invoice or voucher supported by a statement of the claimed allowable cost incurred by the Contractor in the performance of this contract.

(d) Allowable costs. For the purpose of determining allowable costs, the term “costs” includes—

(1) Those recorded costs that result, at the time of the request for reimbursement, from payment by cash, check, or other form of actual payment for items or services purchased directly for the contract;

(2) When the Contractor is not delinquent in payment of costs of contract performance in the ordinary course of business, costs incurred, but not necessarily paid, for—

(i) Supplies and services purchased directly for the contract and associated financing payments to subcontractors, provided payments determined due will be made—

(A) In accordance with the terms and conditions of a subcontract or invoice; and

(B) Ordinarily within 30 days of the submission of the Contractor’s payment request to the Government;

(ii) Materials issued from the Contractor’s stores inventory and placed in the production process for use on the contract;

(iii) Direct labor;

(iv) Direct travel;

(v) Other direct in-house costs; and

(vi) Properly allocable and allowable indirect costs as shown on the records maintained by the Contractor for purposes of obtaining reimbursement under Government contracts; and

(3) The amount of financing payments that the Contractor has paid by cash, check, or other forms of payment to subcontractors.

(e) Small business concerns. A small business concern may receive more frequent payments than every 2 weeks.

(f) Audit. At any time before final payment, the Contracting Officer may have the Contractor’s invoices or vouchers and statements of costs audited. Any payment may be (1) reduced by any

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amounts found by the Contracting Officer not to constitute allowable costs or (2) adjusted for overpayments or underpayments made on preceding invoices or vouchers.

(End of clause)

252.217-7027      CONTRACT DEFINITIZATION (OCT 1998)

(a) A Cost-Plus-Fixed Fee contract is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a Cost-Plus-Fixed Fee proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract is as follows:

Proposal Received	6 July 2010
Complete Negotiations	8 September 2010
Definitization	8 October 2010

(c) If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with subpart 15.4 and part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1) After the Contracting Officer’s determination of price or fee, the contract shall be governed by—

(i) All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii) All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii) Any other clauses, terms, and conditions mutually agreed upon.

(2) To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and  conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d) The definitive contract resulting from this undefinitized contract action will include a

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negotiated cost/price ceiling (including fee) in no event to exceed $18,000,000.00.

(End of clause)

12.  LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS:

252.215-9001      LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

List of Documents, Exhibits and Other Attachments

a.  Attachments applicable to this contract are identified as follows:

ATTACHMENT	DESCRIPTION
2	Statement of Work, entitled “AVI BioPharma Project - H1N1 Countermeasure Development”, dated 19 May 2010, 2 Pages

3	Exhibit A — CDRL, 8 Pages dated 25 May 2010

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HDTRA1-10-C-0079

Attachment 2

AVI BioPharma Project — H1N1 Countermeasure Development

19 May 2010

Statement of Work

[†]

Task 1: [†]

Task 2: [†]

Task 3. [†]

Task 4: [†]

Task 4.1: [†]

Task  4.2: [†]

Task 4.3: [†]

Task 4.4: [†]

TASK 4.5: [†]

TASK 4.6:  [†]

TASK 5. [†]

Task 5.1:  [†]

Task 5.2:  [†]

Task 5.3:  [†]

Task 5.4:  [†]

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1

Task 5.5:  [†]

Task 6:  [†]

Task 6.1: [†]

Task 6.2: [†]

Task 6.3: [†]

Task 7:  [†]

Task 8:  [†]

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2

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)					Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188).  Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.  Please do not return your form to the above organization.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY
n/a		A	TDP	TM	OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
Transformational Medical Technologies				AVI BioPharma

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
A001	Work Breakdown Structure			3-Level Work Breakdown Structure

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE			6. REQUIRING OFFICE
DI-MGMT-81334C		n/a			DTRA/TMT

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION		14.	DISTRIBUTION
LT		See Blk 16	See Blk 16
	n/a					b. COPIES
Final
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT		a. ADDRESSEE	Draft	Reg	Repro
			SUBMISSION		DTRA/TMT		1	0
A		See Blk 16	See Blk 16		DTRA/BCR		1	0

					15. TOTAL ^	0	2	0

16. REMARKS

3-Level Work Breakdown Structure with associated costs and schedule per each level (top level is program, level 2 is base, level 3 are major tasks).  For lowest task level show breakdown for labor, materials, other indirect costs.

Blocks 10-13: First report due within 15 days of contract initiation as part of Project Management Plan submission (CDRL A011).

Government may provide acceptable format.  Government review/approval is 15 days after receipt of first submittal.  Provide changes to draft within 10 days of such request.  Provide a final document within 10 days after approval of changes is received.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

1. DATA ITEM NO.		2. TITLE OF DATA ITEM	3. SUBTITLE
A002		Monthly Invoice Report	n/a

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-FNCL-80331A		n/a		DTRA/TMT

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION	14.	DISTRIBUTION
LT		Monthly	See Blk 16
	n/a				b. COPIES
						Final
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT	a. ADDRESSEE	Draft	Reg	Repro
			SUBMISSION	DTRA/TMT	0	1	0
A		See Blk 16	See Blk 16	DTRA/BCR		1

				15. TOTAL ^	0	2	0

16. REMARKS

Summary of invoices submitted during the previous month or last month for which unreported data are available.

Blocks 11-13:  Report after first business day of the month after contract initiation and every month thereafter.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

/s/Heather A. Manley	25 May 10

DD FORM 1423-2, AUG 96                                   PREVIOUS EDITION MAY BE USED

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)					Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188).  Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.  Please do not return your form to the above organization.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY
n/a		A	TDP	TM	OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
Transformational Medical Technologies				AVI BioPharma

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
A003	Quarterly Status Report			Quarterly Contract Performance Report

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE			6. REQUIRING OFFICE
DI-MGMT-80368A		n/a			DTRA/TMT

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION		14.	DISTRIBUTION
LT		Quarterly	See Blk 16
	n/a					b. COPIES
Final
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT		a. ADDRESSEE	Draft	Reg	Repro
			SUBMISSION		DTRA/TMT		1	0
A		See Blk 16	See Blk 16		DTRA/BCR		1	0

					15. TOTAL ^	0	2	0

16. REMARKS

Blocks 11-13: First report due within 15 days after the end of the first Fiscal Quarter (FQ) after award.  Subsequent reports due within 15 days of end of each FQ.  Report will address cost, schedule and performance (including pertinent technical data), and risk to include updates to project expenditures.  The 4th quarterly report for each Fiscal Year (FY) will include an Executive Summary for the entire FY.  The US Government may provide acceptable format.  US Government review/approval is 15 days after receipt of first submittal.  Provide changes to draft within 10 days of such request.  Provide final document within 10 days after approval of changes received.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

1. DATA ITEM NO.		2. TITLE OF DATA ITEM	3. SUBTITLE
A004		Integrated Master Schedule	n/a

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-81650		n/a		DTRA/TMT

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION	14.	DISTRIBUTION
LT		See Blk 16	See Blk 16
	n/a				b. COPIES
						Final
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT	a. ADDRESSEE	Draft	Reg	Repro
			SUBMISSION	DTRA/TMT		1	0
A		See Blk 16	See Blk 16	DTRA/BCR		1

				15. TOTAL ^	0	2	0

16. REMARKS

Blocks 10-13:  First report due 15 days after contract initiation.  Microsoft Project compatible file required.  Subsequent updates due within 15 days of FQ end.  US Government may provide acceptable format.  US Government review/approval is 15 days after receipt of first submittal.  Provide changes to draft within 10 days of such request.  Provide final document within 10 days after approval of changes is received.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

/s/Heather A. Manley	25 May 10

DD FORM 1423-2, AUG 96                            PREVIOUS EDITION MAY BE USED

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)					Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188).  Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.  Please do not return your form to the above organization.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY
n/a		A	TDP	TM	OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
Transformational Medical Technologies				AVI BioPharma

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
A005	Final Report			Final Project Report

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE			6. REQUIRING OFFICE
DI-ADMN-08447A		n/a			DTRA/TMT

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION		14.	DISTRIBUTION
LT		Once	See Blk 16
	n/a					b. COPIES
Final
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT		a. ADDRESSEE	Draft	Reg	Repro
			SUBMISSION		DTRA/TMT		1	0
A		Proj. Compl	See Blk 16		DTRA/BCR		1	0

					15. TOTAL ^	0	2	0

16. REMARKS

Blocks 11:  Project Completion

Blocks 12-13:  Submission within 30 days of completion of final task on contract.

Contractor format acceptable.  Final report must include final summary of cost/financial data and project schedule in addition to performance.  US Government may provide acceptable format.  US Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request. Provide final document within 5 days after approval of changes is received.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

1. DATA ITEM NO.		2. TITLE OF DATA ITEM	3. SUBTITLE
A006		Miscellaneous Data Submissions	Point papers, briefing, technical presentations and publications

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
n/a		n/a		DTRA/TMT

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION	14.	DISTRIBUTION
LT		As required	See Blk 16
	n/a				b. COPIES
						Final
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT	a. ADDRESSEE	Draft	Reg	Repro
			SUBMISSION	DTRA/TMT		1	0
A		As required	See Blk 16	DTRA/BCR		1

				15. TOTAL ^	0	2	0

16. REMARKS

Blocks 10-13:  Dates for submissions will be coordinated. Deliverables shall be compatible electronic media.  Required submissions include Point Papers, Briefings, TPP, PDP, ACURO Approvals, HROB Approvals.  Unless US Government format is provided, contractor format is acceptable. US Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request.  Provide final document within 10 days after approval of changes is received.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

/s/Heather A. Manley	25 May 10

DD FORM 1423-2, AUG 96                            PREVIOUS EDITION MAY BE USED

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)					Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188).  Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.  Please do not return your form to the above organization.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY
n/a		A	TDP	TM	OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
Transformational Medical Technologies				AVI BioPharma

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
A007	Patents - Reporting of Subject Inventions			n/a

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE			6. REQUIRING OFFICE
n/a		n/a			DTRA/TMT

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION		14.	DISTRIBUTION
LT		Annually	See Blk 16
	n/a					b. COPIES
Final
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT		a. ADDRESSEE	Draft	Reg	Repro
			SUBMISSION		DTRA/TMT		1	0
A		See Blk 16	See Blk 16		DTRA/BCR		1	0

					15. TOTAL ^	0	2	0

16. REMARKS

Blocks 11-13: Provide report(s) every 12 months from the date of the contract as identified in the DFARS 252.227-7039 (Patents - Reporting Subject Inventions (DD Form 882 attached) and FAR 52.227-11.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

1. DATA ITEM NO.		2. TITLE OF DATA ITEM	3. SUBTITLE
A008		Regulatory Approvals and Technical Data Packages	Submission Report (Regulatory Approval Docs)

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
n/a		n/a		DTRA/TMT

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION	14.	DISTRIBUTION
LT		See Blk 16	See Blk 16
	n/a				b. COPIES
						Final
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT	a. ADDRESSEE	Draft	Reg	Repro
			SUBMISSION	DTRA/TMT		1	0
A		See Blk 16	See Blk 16	DTRA/BCR		1

				15. TOTAL ^	0	2	0

16. REMARKS

Blocks 10-13:  Contractor will submit pre-IND, IND, and/or pre-EUA to the FDA.

Contractor will provide the US Government copies of all technical data generated by the contractor to and during performance of contract necessary to pursue FDA approval of pre-IND, IND, or pre-EUA, and notify the US Government of FDA decisions.  All written communications to and/or fromt he FDA will be provided to the US Government.  US Government review is 15 days after receipt of first submittal and will not impede submission of documents to the FDA by contractor.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

/s/Heather A. Manley	25 May 10

DD FORM 1423-2, AUG 96                                 PREVIOUS EDITION MAY BE USED

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)					Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188).  Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.  Please do not return your form to the above organization.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY
n/a		A	TDP	TM	OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
Transformational Medical Technologies				AVI BioPharma

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
A009	In-Process Review			n/a

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE			6. REQUIRING OFFICE
DI-MGMT-80368A		n/a			DTRA/TMT

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION		14.	DISTRIBUTION
LT		Biannually	See Blk 16
	n/a					b. COPIES
Final
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT		a. ADDRESSEE	Draft	Reg	Repro
			SUBMISSION		DTRA/TMT		1	0
A		See Blk 16	See Blk 16		DTRA/BCR		1	0

					15. TOTAL ^	0	2	0

16. REMARKS

Blocks 11-13:  Contractor will present project status formally to the US Government no more than every 6 months in accordance with a US Government provided agenda.  The information contained in the In Process Review (IPR) is similar to that contained in the Quarterly Status Report (QSR, CDRL A0003) but in a presentation format.  Unless Government format is provided, contractor format is acceptable.  Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request.  Provide final documentation within 10 days after approval of changes received.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

1. DATA ITEM NO.		2. TITLE OF DATA ITEM	3. SUBTITLE
A010		Expenditure Forecast	Project Spend Plan

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-81468		n/a		DTRA/TMT

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION	14.	DISTRIBUTION
LT		See Blk 16	See Blk 16
	n/a				b. COPIES
						Final
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT	a. ADDRESSEE	Draft	Reg	Repro
			SUBMISSION	DTRA/TMT		1	0
A		See Blk 16	See Blk 16	DTRA/BCR		1

				15. TOTAL ^	0	2	0

16. REMARKS

Blocks 10-13:  Contractor will provide an updated expenditure forecast reflecting actual negotiated costs over the lifetime of the project 15 days after contract initiation and will update the forecast as required by the US Government.  Unless government format is provided, contractor format is acceptable. US Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request.  Provide final document within 10 days after approval of changes is received.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

/s/Heather A. Manley	25 May 10

DD FORM 1423-2, AUG 96                     PREVIOUS EDITION MAY BE USED

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)					Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188).  Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.  Please do not return your form to the above organization.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY
n/a		A	TDP	TM	OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
Transformational Medical Technologies				AVI BioPharma

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
A011	Project Management Plan			n/a

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE			6. REQUIRING OFFICE
DI-MGMT-80004A		n/a			DTRA/TMT

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION		14.	DISTRIBUTION
LT		See Blk 16	See Blk 16
	n/a					b. COPIES
Final
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT		a. ADDRESSEE	Draft	Reg	Repro
			SUBMISSION		DTRA/TMT		1	0
A		See Blk 16	See Blk 16		DTRA/BCR		1	0

					15. TOTAL ^	0	2	0

16. REMARKS

Blocks 11-13:  Includes organizational chart, initial Work Breakdown Structure, initial Integrated Master Plan, Risk Management Plan, Regulatory Affairs Plan. Due 15 days after contract initiation.

Government may provide acceptable format. Government review/approval is 15 days after receipt of first submittal. Provide changes to draft within 10 days of such request.  Provide final documentation within 10 days after approval of changes is received.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

1. DATA ITEM NO.		2. TITLE OF DATA ITEM	3. SUBTITLE

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE		6. REQUIRING OFFICE

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION	14.	DISTRIBUTION

					b. COPIES
						Final
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT	a. ADDRESSEE	Draft	Reg	Repro
			SUBMISSION

				15. TOTAL ^	0	0	0

16. REMARKS

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

/s/Heather A. Manley	25 May 10

DD FORM 1423-2, AUG 96                             PREVIOUS EDITION MAY BE USED

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)					Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188).  Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.  Please do not return your form to the above organization.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY
n/a		A	TDP	TM	OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
Transformational Medical Technologies				AVI BioPharma

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
A012	Master Government Property List			GFP, GFE, GFM and Contractor Acquired Property

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE			6. REQUIRING OFFICE
DI-MGMT-80269		n/a			DTRA/BE-BL

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION		14.	DISTRIBUTION
LT		Monthly	See Blk 16
	n/a					b. COPIES
							Final
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT		a. ADDRESSEE	Draft	Reg	Repro
			SUBMISSION		DTRA/BE-BL			1
A		Award	See Blk 16		DTRA/BE-BF			1
					DTRA/BE-BC			1
					DTRA/TMT			1

					15. TOTAL ^	0	0	4

16. REMARKS

Block 4:  This DID is for reference only.  The report shall be prepared according to the remarks below.

Block 12:  45th calendar day following contract award.

Block 13:  Tenth calendar day of each month.

During performance of the Contract, the Contractor may purchase material or equipment using Government funds [Contractor Acquired Property (CAP)] if it is approved by the Contracting Officer.  The Contractor shall provide a Master Government Property List (MGPL) inclusive of all CAP on the 45th calendar day following Contract award and the tenth calendar of each subsequent month.

The MGPL shall include all equipment/property provided to the contract, including equipment transferred between projects, broken and obsolete equipment, and items purchased outside the United States.  The MGPL shall consist of the following data elements at a minimum:  Accountable Contract, Property Name, Original Manufacturer’s Name, Description/Commercial Use, Original Manufacturer’s Part Number, Model Number, Serial Number, DTRA Asset ID Number, Equipment Identification Number Quantity, Contract to which equipment is assigned, Work Breakdown Structure Project Number, Item Unique Identifier or equivalent, Project Descriptor, Equipment Location, Date Placed In Service, Condition of Property (active, stored, in-transit or waiting disposal), Government Property Type (Government Furnished Equipment, Government Furnished Material, Government Furnished Property, CAP), Unit Acquisition Cost (from accounting system) and Remarks.

The MGPL shall be delivered electronically in a spreadsheet using Microsoft Office Excel.  Abbreviations are not allowed.

Ninety (90) days prior to Contact expiration, the Contractor shall submit a final MGPL suitable for close-out purposes containing use/disposition recommendation.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

/s/Heather A. Manley	25 May 10

DD FORM 1423-1, FEB 2001                         PREVIOUS EDITION MAY BE USED

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)					Form Approved OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188).  Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number.  Please do not return your form to the above organization.  Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.		B. EXHIBIT	C. CATEGORY
n/a		A	TDP	TM	OTHER

D. SYSTEM/ITEM		E. CONTRACT/PR NO.		F. CONTRACTOR
Transformational Medical Technologies				AVI BioPharma

1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE
A013	Master Government Property - Physical Inventory			GFP, GFE, GFM and Contractor Acquired Property

4. AUTHORITY (Data Acquisition Document No.)		5. CONTRACT REFERENCE			6. REQUIRING OFFICE
DI-MGMT-80441					DTRA/BE-BL

7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10 FREQUENCY	12. DATE OF FIRST SUBMISSION		14.	DISTRIBUTION
LT		Annually	See Blk 16
	n/a					b. COPIES
							Final
8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT		a. ADDRESSEE	Draft	Reg	Repro
			SUBMISSION		DTRA/BE-BL			1
A		Award	Annually		DTRA/BE-BF			1
					DTRA/BE-BC			1
					DTRA/TMT			1

					15. TOTAL ^	0	0	4

16. REMARKS

Block 4:  This DID is for reference only.  The report shall be prepared according to the remarks below.

Block 12:  Date of first submission in one month after award.

The Contractor shall annually perform, record and disclose physical inventory results of all Government Property/Contractor Acquired Property (CAP)/Equipment/Material.  A final coordinated physical inventory shall be performed upon contract completion or termination and approved by the DTRA Accountable Property Officer.

The Physical Inventory Report shall identify the Contractor’s Point of Contact with telephone number and signature and shall consist of the following data elements at a minimum: Accountable Contract, Property Name, Original Manufacturer’s Name, Description/Commercial Use, Original Manufacturer’s Part Number, Model Number, Serial Number, DTRA Asset ID Number, Equipment Identification Number Quantity, Contract to which equipment is assigned, Work Breakdown Structure Project Number, Item Unique Identifier or equivalent, Project Descriptor, Equipment Location, Date Placed In Service, Condition of Property (active, stored, in-transit or waiting disposal), Government Property Type (Government Furnished Equipment, Government Furnished Material, Government Furnished Property, CAP), Unit Acquisition Cost (from accounting system) and Remarks.

The Physical Inventory Report shall be documented in writing and validated/confirmed by both the Contractor’s Property Administrator and the DTRA PM.  Inventory discrepancies must be reported immediately to the Contracting Officer, PM or the DTRA Accountable Property Officer, The report shall contain original signatures and be delivered electronically in a spreadsheet using Microsoft Office Excel.  Abbreviations are not allowed.

Ninety (90) days prior to Contract expiration, the Contractor shall submit a final property identification listing suitable for close-out purposes containing use/disposition recommendations.  The report must be reviewed, approved and signed by the DTRA Accountable Property Officer prior to contract close out.

17. PRICE GROUP

18. ESTIMATED TOTAL PRICE

G. PREPARED BY	H. DATE	I. APPROVED BY	J. DATE

/s/Heather A. Manley	25 May 10

DD FORM 1423-1, FEB 2001                         PREVIOUS EDITION MAY BE USED

†	DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE COMMISSION